                                                                  EXECUTION COPY

                    AMENDMENT dated as of July 5, 2005 (this "Amendment") to the
               Receivables Transfer Agreement dated as of June 6, 2002, as amended June 3, 2005 (as amended or modified and in effect from time to time, the "Agreement"), by and among TSPC Inc., as
               Transferor, TRIMAS CORPORATION, INC., individually, as Collection
               Agent, TriMas Company, LLC, individually, as Guarantor under the
               Limited Guaranty set forth in Article IX thereto, the several commercial paper conduits identified on Schedule B thereto and their respective permitted successors and assigns (the "CP
               Conduit Purchasers"), the several financial institutions
               identified on Schedule B thereto as "Committed Purchasers" and their respective permitted successors and assigns (the "Committed
               Purchasers"), the agent bank set forth opposite the name of each
               CP Conduit Purchaser and Committed Purchaser on Schedule B
               thereto and its permitted successor and assign (the "Funding
               Agents"), and JPMORGAN CHASE BANK, N.A., f/k/a JPMorgan Chase
               Bank, as Administrative Agent for the benefit of the CP Conduit
               Purchasers, the Committed Purchasers and the Funding Agents.

     In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein will have the meanings as defined in the Agreement.

     SECTION 2. AMENDMENTS TO DEFINITIONS. The definition of Commitment Expiry
Date set forth in Schedule A to the Agreement is hereby amended in its entirety to read as follows:

     "Commitment Expiry Date" shall mean the earliest to occur of (i) the date on which all amounts due and owing to the CP Conduit Purchasers and the
Committed Purchasers under the Receivables Transfer Agreement and the other
Transaction Documents have been paid in full, (ii) the date on which the
Aggregate Commitment has been reduced to zero pursuant to the Receivables
Transfer Agreement, (iii) The Termination Date, and (iv) December 31, 2007.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The representations and warranties of each party set forth in the Agreement shall be true and correct in all material respects, in each case on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date
(in which case such representations and warranties shall be true and correct in all material respect as of such earlier date).

     SECTION 4. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with the laws of the State of New York.

     SECTION 5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which will be an original, but all of which together will constitute a single agreement.

     SECTION 6. AGREEMENT IN FULL FORCE AND EFFECT. Except as expressly amended hereby, the Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date of the effectiveness hereof, any reference to the Agreement will mean the Agreement as amended by this Amendment.

     SECTION 7. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof, upon satisfaction on or prior to the date hereof, of the following condition: this Amendment shall have been executed and delivered by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                                         TSPC, INC., as Transferor

                                         By: /s/ Robert J. Zalupski
                                             -----------------------------------
                                         Name:  Robert J. Zalupski
                                         Title: Vice President and Treasurer

                                         TRIMAS CORPORATION, individually and as
                                         Collection Agent

                                         By: /s/ Robert J. Zalupski
                                             -----------------------------------
                                         Name:  Robert J. Zalupski
                                         Title: Vice President Finance and
                                                Treasurer

                                         TRIMAS COMPANY, LLC, individually and
                                         as Guarantor

                                         By: /s/ Robert J. Zalupski
                                             -----------------------------------
                                         Name:  Robert J. Zalupski
                                         Title: Vice President Finance and
                                                Treasurer

                                         JPMORGAN CHASE BANK, N.A., as
                                         Administrative Agent

                                         By: /s/ John Kuhns
                                             -----------------------------------
                                         Name:  John Kuhns
                                         Title: Vice President

                                         PARK AVENUE RECEIVABLES COMPANY LLC

                                         By: /s/ John Kuhns
                                             -----------------------------------
                                         Name:  John Kuhns
                                         Title: Authorized Signer

                                         JPMORGAN CHASE BANK, N.A., as Committed
                                         Purchaser for Park Avenue Receivables
                                         Company LLC

                                         By: /s/ John Kuhns
                                             -----------------------------------
                                         Name:  John Kuhns
                                         Title: Vice President

                                         JPMORGAN CHASE BANK, N.A., as Funding
                                         Agent for Park Avenue Receivables
                                         Company LLC

                                         By: /s/ John Kuhns
                                             -----------------------------------
                                         Name:  John Kuhns
                                         Title: Vice President